UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2020

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of the 2020 Stockholders’ Annual Meeting.

The final results of the vote taken for each proposal presented at the annual meeting of stockholders held on May 28, 2020 are as follows:

Proposal 1: Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
David Overton	32,924,321	658,160	136,118	6,825,535
Edie A. Ames	33,173,157	407,156	138,286	6,825,535
Alexander L. Cappello	32,695,897	884,695	138,007	6,825,535
Jerome I. Kransdorf	31,781,731	1,798,463	138,405	6,825,535
Janice L. Meyer	33,301,058	276,009	141,532	6,825,535
Laurence B. Mindel	32,965,438	617,599	135,562	6,825,535
David B. Pittaway	32,922,667	657,537	138,395	6,825,535
Herbert Simon	32,972,676	607,750	138,173	6,825,535

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal Year 2020.

For	Against	Abstain	Broker Non-Votes
40,297,814	140,450	105,870	0

Proposal 3: Non-Binding Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
31,976,347	1,602,246	140,006	6,825,535

ITEM 7.01	REGULATION FD DISCLOSURE

The following information under Item 7.01 “Regulation FD Disclosure” is intended to be furnished. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated June 2, 2020, a copy of which is furnished as Exhibit 99.1 to this report, The Cheesecake Factory Incorporated (the “Company”) provided a business update given the ongoing COVID-19 pandemic.

ITEM 8.01	OTHER EVENTS

Election of Lead Director

Mr. Jerry Kransdorf’s term as Lead Director of the Board was scheduled to expire at the 2020 annual meeting of stockholders. On May 27, 2020, subject to his re-election as a director by the Company’s stockholders at the 2020 annual meeting of stockholders, the independent directors of the Company re-elected Mr. Kransdorf as Lead Director of the Board, to serve in that capacity until the 2021 annual meeting of stockholders or his successor has been elected.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated June 2, 2020 entitled “The Cheesecake Factory Provides Business Update”
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2020	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer